This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under applicable state securities laws. Except as provided herein, this Warrant may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to this Warrant under the Securities Act and applicable state securities laws or an opinion of counsel reasonably satisfactory to NexGen Steel, Inc. that such registration is not required or unless sold pursuant to the provisions of Rule 144 of the Securities Act.


                               NexGen Steel, Inc.

                           ---------------------------

                            WARRANT TO PURCHASE STOCK

     1. Grant. NexGen Steel, Inc., a Texas corporation (the "Company"), for value received hereby grants to [Insert recipient name] (the "Holder") under the terms herein the right from time to time to subscribe for and purchase up to [Insert number of shares] shares of the Company's authorized but unissued $0.001 par value common stock (the "Common Stock"), which number of shares shall be subject to adjustment as provided below, and which shares upon payment of the aggregate Exercise Price (as hereinafter defined) shall be fully paid and non-assessable. The Company's no par value common shares are sometimes hereinafter referred to as Common Stock. The Common Stock shares issuable under this Warrant are sometimes hereinafter referred to as the Warrant Shares.

     2. Term. The right to exercise this Warrant shall commence on the date hereof and shall expire at 11:59 p.m. Central Time on December 31, 2012 (the "Exercise Period") unless the Warants are converted automatically pursuant to paragraph 7 below.

     3. Exercise Price. The per share exercise price of this Warrant (the "Original Exercise Price") shall be at $0.85 per share. The Original Exercise Price shall be subject to certain adjustments from time to time as set forth in paragraph 4 below, with such Original Exercise Price, as adjusted, hereinafter referred to as the Exercise Price.

     4. Adjustments upon Certain Capital Events.
         ---------------------------------------

          (a) Stock Split or Dividend; Adjustment to Exercise Price and Number of Warrant Shares. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the Exercise Price shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock outstanding immediately after such subdivision, combination or stock dividend; likewise, in case of such subdivision, combination or stock dividend, the number of Warrant Shares shall be increased or decreased as applicable, to the number which shall bear the same relation to the number of Warrant Shares obtainable hereunder immediately prior to such event, as the total number of shares of Common Stock outstanding immediately after such event shall bear to the total number of shares of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this subparagraph 4(a) shall become effective immediately after the effective date of such subdivision, combination or stock dividend retroactive to the record date, if any, for such subdivision, combination or stock dividend.

          (b) Merger, Reclassification, etc. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation) or in case of the sale of all or substantially all of the property and assets of the Company to any other corporation or other entity, this Warrant shall, effective upon such reorganization, reclassification, consolidation, merger or sale be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the corporation, person or other entity resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, which the Holder of this Warrant would have been entitled to receive had this Warrant been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale or any record date with respect thereto. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted by the Board of Directors so as to be applicable, as nearly as may reasonably be possible, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock which results in adjustment pursuant to subparagraph 4(a) above shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this subparagraph 4(b). The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant.

          (c) Liquidating Dividends, Etc. If Company makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of Company's assets (other than as provided in Sections 4(a) or 4(b), Holder shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the Fair Market Value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant, or if no such record is taken, as of the date of such distribution (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor shall be made a part of any such distribution.

          (d) Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Holder in writing of such adjustment(s) and shall deliver to such Holder a statement setting forth the number of Warrant Shares and the Exercise Price after such adjustment(s), setting forth a brief statement of the facts requiring such adjustment(s) and setting forth the computation by which such adjustment(s) was made;

          (e) Statement of Warrant. The form of this Warrant need not be changed because of any change in the Exercise Price or in the number of Warrant Shares.

     5. Reservation and Authorization of Common Stock. The Company covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free of all transfer taxes, liens and charges with respect to the issue thereof, (b) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of this warrant, sufficient shares of Common Stock to provide for the exercise of this Warrant and (c) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or any requirement of any securities exchange upon which any capital stock of the Company may be listed.

     6. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock or other securities issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     7. Automatic Conversion. In the event that the Company files a registration statement which for Warrants to purchase Common Stock at an exercise price equal to the Exercise Price, then this Warrant shall automatically convert into such warrant, and subject to the same terms and conditions thereof, as may be registered pursuant to such registration statement, the effective date of such conversion being one year from the effective date of such registration statement.

     8. Exercise Procedure. This Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by presenting it and tendering the Exercise Price for the Warrant Shares as to which the Warrant is being exercised in legal tender or by bank's, cashier's or certified check to the Company, or by reducing the number of shares for which this Warrant may be exercised at 3939 Belt Line Road Suite 440, Dallas, TX 75001, along with a duly exercised written subscription substantially in the form of Exhibit 1 hereof. The date on which this Warrant is thus surrendered, accompanied by tender or payment as herein provided, is referred to herein as the Exercise Date. The Company shall forthwith, but in no event later than ten

(10) business days after the Exercise Date, at its expense (including the payment of issuance taxes), issue and deliver to the Holder certificate(s) representing the number of shares of Common Stock so purchased, together with any cash for fractional shares of Common Stock paid pursuant to paragraph 9 below. Such shares of Common Stock shall be deemed issued to the Holder for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance. Unless this Warrant has expired, a new Warrant representing the portion of this Warrant, if any, that shall not have been exercised also shall be delivered to the Holder within such time.

     9. Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. The number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrant (or portion thereof so presented). If any fraction of a share of Common Stock would, except for the provisions of this paragraph 9 be issuable on the exercise of the Warrant (or proportion thereof so presented), the Company shall pay an amount in cash calculated by it to be equal to the product yielded by the multiplication of (i) the Fair Market Value of a share of Common Stock (as defined in paragraph 7 above) on the Exercise Date by
(ii) the fraction of a share of Common Stock which the Holder would otherwise be entitled to receive as a result of such exercise.

     10. Resale of Warrant or Shares. Neither this Warrant nor the securities issuable upon exercise of this Warrant, have been registered under the Securities Act, or under the securities laws of any state. Neither this Warrant nor such securities when issued may be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of (i) an effective registration statement for this Warrant or such securities, as the case may be, under the Securities Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) if requested by the Company, an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. In the absence of such an effective registration statement or opinion of counsel, the Company shall cause a certificate or certificates evidencing all or any of the securities issued upon exercise of this Warrant prior to said registration and qualification of such securities to bear the following legend:



"The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state. These shares may not be sold, transferred, pledged or hypothecated, directly or indirectly, in whole or in part, in the absence of an effective registration statement under the Act, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required."

     11. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of

Exhibit 2 hereof, and only in compliance with paragraph 10. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of paragraph 10.

     12. Notice. Any time notice is required by this Warrant to be given to the Holder, such notice shall be provided by first class mail, postage prepaid or by facsimile transmission or any other means of physical delivery reasonably calculated to reach the Holder at least as quickly as first class mail, to the address of the Company specified in paragraph 8 above.

     13. Replacement of Warrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and in the case of loss, theft, or destruction, if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof), the Company at its expense will issue in lieu thereof a new Warrant of like tenor, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

     14. Investment Covenant. The Holder, by its acceptance hereof, covenants that this Warrant is, and any stock issued hereunder will be, acquired solely for investment purposes, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

     15. Due Incorporation, Authority, Etc. Company represents that it is duly incorporated under the laws of the State of Texas; that it has been duly authorized by all necessary corporate action to give this Warrant to Holder; and that this Warrant, when executed on Company's behalf by the person named below will be binding upon Company in accordance with the terms and conditions set forth in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be hereunto affixed, as of the date first above written.

                                           NexGen Steel, Inc.



                                           By:
                                             ----------------------------------
                                             Harmon S. Hardy
                                             Chief Executive Officer





[Corporate Seal]


Attest:  _______________________
         Secretary

Dated:  [Insert date]

                                    Exhibit 1
                          FORM OF ELECTION TO PURCHASE
To: NexGen Steel, Inc.
Ladies and Gentlemen:
         The undersigned hereby irrevocably elects to exercise its right under the attached Warrant by purchasing ____________________ shares of the Common Stock of the Company, and herewith tenders in payment for such shares the exercise price of $_____________________ all in accordance with the terms of the attached Warrant. The undersigned requests that the certificate(s) for such shares be issued in the name of _________________________ whose taxpayer number is _________________ and whose address is __________________________
_______________________ and that such certificates (and any cash delivered therewith) be delivered to _______________________________ whose address is
_____________________ _____________________________.



Date:_____________________

Signed:_____________________________________
         (Signature must conform in all respects to name of Holder as specified on face of the Warrant.)

Name of Holder:
               -------------------------------------------------
                                    (please print)

Address of Holder:
                  -------------------------------------------------------------

                                    Exhibit 2

                        ASSIGNMENT SEPARATE FROM WARRANT

FOR VALUE RECEIVED,
                     ---------------------------------------------------------

does hereby assign and transfer unto a Warrant to Purchase ____________ shares of NexGen Steel's (the "Company") Common Stock together with all right, title and interest therein; and does hereby irrevocably appoint Harmon S. Hardy attorney to transfer said Warrant on the Company's books of with full power of substitution in the premises.

Done this ___ day of ________________, _________.



Signed:
       ----------------------------------------------

By:
   --------------------------------------------------

Its:
    -------------------------------------------------